UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 11, 2012

                       ENVISION SOLAR INTERNATIONAL, INC.
               -------------------------------------------------
             (Exact name of registrant as specified in its charter)


          NEVADA                      333-147104                  26-1342810
---------------------------- ---------------------------     -------------------
(State or other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)


               7675 DAGGET STREET, SUITE 150, SAN DIEGO, CA 92111
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (858) 799-4583



         ---------------------------------------------------------------
          (Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02:  UNREGISTERED SALES OF EQUITY SECURITIES
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         Effective as of April 11, 2012, the Company issued a total of 3,200,000 shares of common stock to investors in its private placement, receiving a total of $800,000 of capital for such issuances. As previously reported, the Company is currently making a private placement of up to 8,000,000 shares of its common stock for a subscription price of $0.25 per share, of which 3,200,000 shares have been sold as of the date of this Report. Further, the Company has issued 100,000 shares of its common stock to a holder of a note payable as partial conversion in the amount of $33,000 of the outstanding balance of such note. No other consideration was received by the Company in these transactions. The Company's total shares outstanding after the issuance of these shares is 56,353,323.

         This notice does not constitute an offer to sell or a solicitation to buy a security. Any offer to sell or a solicitation to buy a security from the Company is made only to prospective investors with whom the Company has a pre-existing relationship and only by the complete Executive Summary and exhibits thereto, dated March 22, 2012 (the "Memorandum") covering the Company's common stock in the private placement, including the risk factors described in the Memorandum.

         The securities offered in the Company's private placement have not been registered under the Act or any state securities laws. No shares may be resold, assigned or otherwise transferred unless a registration statement under the Act is in effect, or the Company has received evidence satisfactory to it that such transfer does not involve a transaction requiring registration under the Act and is in compliance with the Act.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    ENVISION SOLAR INTERNATIONAL, INC.

April 16, 2012                      By: /s/ Chris Caulson
                                    --------------------------------------
                                    CHRIS CAULSON, CHIEF FINANCIAL OFFICER




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